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                                                                   EXHIBIT 10.01

                        VERITAS PARTICIPATION AGREEMENT
                                THIRD AMENDMENT


This THIRD AMENDMENT (this "Agreement") dated as of January 16, 2002, is by and among VERITAS SOFTWARE GLOBAL CORPORATION, a Delaware corporation, as lessee (the "Lessee", or the "Construction Agent"), the various parties thereto from time to time, as guarantors (the "Guarantors"), WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), a national banking association, not individually, but solely as the Owner Trustee under the VS Trust 2000-2 (the "Owner Trustee", the "Borrower" or the "Lessor"), the various banks and other lending institutions which are parties thereto from time to time as holders of certificates issued with respect to the VS Trust 2000-2 and lenders (individually, a "Holder" or a "Lender" and collectively "Holders" or "Lenders"), ABN AMRO BANK N.V., as agent (the "Agent") for the Lenders and the Holders as of the date hereof signatory hereto. Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in Appendix A to the Participation Agreement (as defined below).


                                   RECITALS:

     A. The Lessee, the Guarantors, the Lessor, the Lenders, the Holders and the Agent are parties to that certain Participation Agreement, dated as of July 28, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Participation Agreement"); and

     B. The parties desire to amend certain provisions of the Participation Agreement on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

     1. Amendments. Appendix A to the Participation Agreement is hereby amended by deleting the defined terms "Majority Holders", "Majority Lenders" and "Majority Secured Parties" in their entirety and replacing such terms with the following:

          "Majority Holders" shall mean at any time, Holders whose Holder Advances outstanding represent at least sixty-six and two thirds percent (66 2/3%) of (a) the aggregate Holder Advances outstanding or (b) to the extent there are no Holder Advances outstanding, the aggregate Holder Commitments.

          "Majority Lenders" shall mean at any time, Lenders whose Loans outstanding represent at least sixty-six and two thirds percent (66 2/3%) of (a) the aggregate Loans outstanding or (b) to the extent there are no Loans outstanding, the aggregate of the Lender Commitments.


          "Majority Secured Parties" shall mean at any time, Lenders and Holders whose Loans and Holder Advances outstanding represent at least sixty-six and two thirds percent (66 2/3%) of (a) the aggregate Advances outstanding or (b) to the extent there are



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     no Advances outstanding, the sum of the aggregate Holder Commitments plus the aggregate Lender Commitments.


     2. Representation and Warranties. Each Credit Party hereby represents and warrants to the Agent, the Lessor, the Lenders and the Holders that the following are true and correct on the date of this Agreement and that, after giving effect to the amendments set forth in Section 1 above, the following will be true and correct on the Effective Date (as defined below);

          (a) The representations and warranties of the Credit Parties set forth in Section 6 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

          (b)  No Default has occurred and is continuing; and

          (c) Each of the Operative Documents to which any Credit Party is a party is in full force and effect as to such Credit Party.

     3. Effective Date. The amendments effected by Section 1 above shall become effective as of the date of this Agreement (the "Effective Date"), subject to (a) receipt by McGuireWoods LLP ("MW"), counsel to the Agent, of a copy of this Agreement duly executed by the Lessee, each Guarantor, each Lender, each Holder, the Lessor and the Agent, and (b) receipt by the Agent, on behalf of each individual Lender and Holder that executes this Amendment and delivers an executed copy of this Amendment to MW on or prior to the Effective Date, of a non-refundable amendment fee payable to each such Person in an amount equal to 0.025% of each such Person's respective Commitment or Holder Commitment, as applicable.

     4.   Miscellaneous.

          (a) Except as specifically waived and amended above, the Participation Agreement and each of the Appendices, Schedules and Exhibits thereto shall remain in full force and effect and the Participation Agreement is hereby ratified and confirmed in all respects.

          (b) Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          (c) This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     5. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                            [signature pages follow]

                                       2











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     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be duly executed and delivered by its proper and duly authorized officer as of the date first written above.


VERITAS SOFTWARE GLOBAL CORPORATION,
as Lessee


By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
     --------------------------------------------
Title: Treasurer
      -------------------------------------------


VERITAS SOFTWARE CORPORATION, as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
     --------------------------------------------
Title: Treasurer
      -------------------------------------------


VERITAS OPERATING CORPORATION, as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
     --------------------------------------------
Title: Treasurer
      -------------------------------------------


VERITAS SOFTWARE TECHNOLOGY CORPORATION, as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
     --------------------------------------------
Title: Treasurer
      -------------------------------------------


VERITAS SOFTWARE TECHNOLOGY HOLDING CORPORATION, as a Guarantor

By: /s/ Kevin Olson
   ----------------------------------------------
Name: Kevin Olson
     --------------------------------------------
Title: Treasurer
      -------------------------------------------


                                       3
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                              ABN AMRO BANK N.V., as Administrative Agent and as
                              a Lender


                              By:  /s/ Elizabeth M. Walker
                                 ----------------------------------------------
                              Name: Elizabeth M. Walker
                              Title: Vice President


                              By:  /s/ Blake J. Lacher
                                 ----------------------------------------------
                              Name: Blake J. Lacher
                              Title: Vice President








                                       4

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                              CREDIT SUISSE FIRST BOSTON, as a Lender and as
                              Documentation Agent

                              By:     /s/ Robert Hetu
                                      ----------------------------------------
                              Name:   Robert Hetu
                                      ----------------------------------------
                              Title:  Director
                                      ----------------------------------------

                              By:     /s/ Mark Heron
                                      ----------------------------------------
                              Name:   Mark Heron
                                      ----------------------------------------
                              Title:  Associate
                                      ----------------------------------------


                              CREDIT LYONNAIS LOS ANGELES BRANCH, as a
                              Lender and as Syndication Agent

                              By:     /s/ Dianne M. Scott
                                      ----------------------------------------
                              Name:   Dianne M. Scott
                                      ----------------------------------------
                              Title:  Senior Vice President and Branch Manager
                                      ----------------------------------------


                              THE FUJI BANK, LTD., as a Lender

                              By:     /s/ Masahito Fukuda
                                      ----------------------------------------
                              Name:   Masahito Fukuda
                                      ----------------------------------------
                              Title:  Senior Vice President and Group Head
                                      ----------------------------------------


                              AIB INTERNATIONAL FINANCE, as a Lender


                              By:     /s/ Paul Kehoe
                                      ----------------------------------------
                              Name:   Paul Kehoe
                                      ----------------------------------------
                              Title:  Director
                                      ----------------------------------------


                              DEUTSCHE BANK AG NEW YORK BRANCH AND/OR
                              CAYMAN ISLANDS BRANCH, as a Lender


                              By:     /s/ David G. Dickinson, Jr.
                                      ----------------------------------------
                              Name:   David G. Dickinson, Jr.
                                      ----------------------------------------
                              Title:  Vice President
                                      ----------------------------------------


                              By:     /s/ Christoph A. Koch
                                      ----------------------------------------
                              Name:   Christoph A. Koch
                                      ----------------------------------------
                              Title:  Vice President
                                      ----------------------------------------

                                       5
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                                  SUMITOMO MITSUI BANKING CORPORATION f/k/a
                                  the Sumitomo Bank, Limited, as a Lender

                                  By:    /s/ Azar Shakeri
                                         -------------------------------------
                                  Name:  Azar Shakeri
                                         -------------------------------------
                                  Title: Vice President and Manager
                                         -------------------------------------


                                  COMERICA BANK - CALIFORNIA, as a Lender

                                  By:    /s/ Rob Ways
                                         -------------------------------------
                                  Name:  Rob Ways
                                         -------------------------------------
                                  Title: Vice President
                                         -------------------------------------

                                  FLEET NATIONAL BANK, as a Lender

                                  By:    /s/ John B. Desmond
                                         -------------------------------------
                                  Name:  John B. Desmond
                                         -------------------------------------
                                  Title: Director
                                         -------------------------------------

                                  WELLS FARGO BANK N.A., as a Lender

                                  By:    /s/ Eric Houser
                                         -------------------------------------
                                  Name:  Eric Houser
                                         -------------------------------------
                                  Title: Vice President
                                         -------------------------------------


                                  FBTC LEASING CORP., as a Lender

                                  By:    /s/ Yuji Kawakami
                                         -------------------------------------
                                  Name:  Yuji Kawakami
                                         -------------------------------------
                                  Title: Vice President
                                         -------------------------------------

                                  KEYBANK NATIONAL ASSOCIATION, as a Lender

                                  By:    /s/ Julien Michaels
                                         -------------------------------------
                                  Name:  Julien Michaels
                                         -------------------------------------
                                  Title: Vice President
                                         -------------------------------------


                                       6

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                              BNP PARIBAS, as a Lender


                              By:  /s/ Robert Mimaki
                                 ----------------------------------------------
                              Name: Robert Mimaki
                              Title: Vice President



                              BNP PARIBAS, as a Lender


                              By:  /s/ Jean Plassard
                                 ----------------------------------------------
                              Name: Jean Plassard
                              Title: Managing Director



                              THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender


                              By:  /s/ Masao Nakagawa
                                 ----------------------------------------------
                              Name: Masao Nakagawa
                              Title: Senior Vice President and Senior Manager







                                       7






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                    WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION (formerly known as First Security Bank, National Association), not individually, but solely as the Owner Trustee under the VS Trust 2000-2

                    By: /s/ Val T. Orton
                       ---------------------------------------------------
                    Name: Val T. Orton
                         -------------------------------------------------
                    Title: Vice President
                          ------------------------------------------------


                    ABN AMRO LEASING, INC., as a Holder

                    By: /s/ Elizabeth R. McClellan
                       ---------------------------------------------------
                    Name: Elizabeth R. McClellan
                         -------------------------------------------------
                    Title: Vice President
                          ------------------------------------------------


                    CREDIT SUISSE LEASING 92A, L.P., as a Holder

                    By: /s/
                       ---------------------------------------------------
                    Name: O'Day
                         -------------------------------------------------
                    Title: Director
                          ------------------------------------------------

                    By: /s/
                       ---------------------------------------------------
                    Name: Weatherly - White
                         -------------------------------------------------
                    Title: Director
                          ------------------------------------------------


                    CREDIT LYONNAIS LEASING CORPORATION, as a Holder

                    By: /s/ L.M. Wertheim
                       ---------------------------------------------------
                    Name: L.M. Wertheim
                         -------------------------------------------------
                    Title: President
                          ------------------------------------------------


                    FBTC LEASING CORP., as a Holder

                    By: /s/ Yuji Kawakami
                       ---------------------------------------------------
                    Name: Yuji Kawakami
                         -------------------------------------------------
                    Title: Vice President
                          ------------------------------------------------